SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 21, 2004
                               ------------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                                92-2115369
        (Commission File Number)                      (IRS Employer
                                                    Identification No.)


   975 El Camino Real, South San Francisco, California       94080
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

Item 5.  Other Events and Regulation FD Disclosure.

         On January 21, 2004, the registrant announced year-end consolidated earnings for FNB Bancorp and its wholly owned subsidiary, First National Bank of Northern California

         A copy of the above January 21, 2004 news release is attached to this report as Exhibit 99.17 and is incorporated here by reference.

Item 12: Results of Operations and Financial Condition

         99.17 News release dated January 21, 2004 announcing the consolidated earnings of FNB Bancorp and its wholly owned subsidiary, First National Bank of Northern California.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FNB BANCORP (Registrant)


Dated:  January 22, 2004           By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


                                       2